                                                                CONFORMED COPY
                                                                --------------


                        LEASE SUPPLEMENT NO. 1 [N586ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N586ML] dated December 15, 1999, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N586ML], dated as of December 10, 1999 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through June 15, 2016 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof marked Counterpart No. 1.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.


                          *            *           *

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                              FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION
                              not in its individual capacity, but solely as Owner Trustee


                              By:   /s/ Sterling C. Correia
                                    -----------------------
                                    Name:  Sterling C. Correia
                                    Title: Vice President


                              MIDWAY AIRLINES CORPORATION


                              By:   /s/ Jonathan S. Waller
                                    ----------------------
                                    Name:  Jonathan S. Waller
                                    Title: Senior Vice President
                                           General Counsel

                                                                      SCHEDULE I


                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME

                 Manufacturer's     FAA Registration     Manufacturer's
Manufacturer         Model                No.               Serial No.
------------         -----                --                ---------

Bombardier Inc.   CL-600-2B19            N586ML                7341





                                    ENGINES

                               Manufacturer's         Manufacturer's
Manufacturer                       Model                Serial Nos.
------------                       -----                ----------

General Electric Company         CF34-3B1               GE-E-872580
                                                        GE-E-872581



          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.